Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Arbutus Biopharma Corporation (the “Company”) for the quarter ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Mark Murray, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly represents, in all material respects, the financial condition and results of the operations of the Company.

Date: November 7, 2018

/s/ Mark Murray
Name: Mark Murray
Title: President and Chief Executive Officer